                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported: May 7, 2002)


                                AMERUS GROUP CO.
               (Exact Name of Registrant as Specified in Charter)


            IOWA                       000-30898                 42-1458424
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)


699 WALNUT STREET
DES MOINES, IOWA                                                 50309-3948
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:              (515) 362-3600

ITEM 5. Other Events

     On May 7, 2002, AmerUs Group Co. issued a press release attached hereto as
Exhibit 99.1.


ITEM 7 (c).  EXHIBITS

Exhibit 99.1   Press Release dated May 7, 2002.

Exhibit 99.2   Supplemental Information.

ITEM 9. REGULATION FD DISCLOSURE

     On May 7, 2002, AmerUs Group Co. posted the supplemental information attached hereto as Exhibit 99.2 on its web site.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     AMERUS GROUP CO.

                                     By:  /s/ BRENDA J. CUSHING
                                          -----------------------------
                                              Brenda J. Cushing
                                              Senior Vice President & Controller


Dated: May 9, 2002

                                    EXHIBITS

Exhibit No.   Description
-----------   -----------
   99.1       Press Release dated May 7, 2002.

   99.2       Supplemental Information.